THIRD AMENDMENT
TO THE
PREFERRED APARTMENT COMMUNITIES, INC.
2011 STOCK INCENTIVE PLAN

This THIRD AMENDMENT (this "Amendment") to the Preferred Apartment Communities, Inc. 2011 Stock Incentive Plan (as amended, the "Plan") is made effective as of February 5, 2015 (the "Effective Date"), with respect to all Awards (as defined in the Plan) outstanding as of such date and granted on or after such date, by Preferred Apartment Communities, Inc., a Maryland corporation (the "Company").

W I T N E S S E T H:

WHEREAS, the Plan was established by the Company effective as of February 25, 2011 and approved by the stockholders of the Company on February 25, 2011;

WHEREAS, the Company now desires to amend the Plan to increase the aggregate number of shares that may be issued under the Plan and to extend the term of the Plan;

NOW, THEREFORE, pursuant to the authority reserved in Section 13.1 of the Plan, subject to the approval of this Amendment by the stockholders of the Company, the Plan is amended as follows:

1.The first sentence of Section 4.1(a) of the Plan is hereby amended and restated in its entirety as follows:

"The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 2,617,500 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both."

2.	Article XVII of the Plan is hereby amended by deleting the phrase "December 31, 2016" and replacing it with "December 31, 2019".

Except as otherwise specifically set forth herein, all other terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf by its duly authorized officer on Effective Date.

PREFERRED APARTMENT
COMMUNITIES, INC.

By: /s/ John A. Williams    _______________
Name: John A. Williams
Title: Chief Executive Officer

[Signature Page to Third Amendment to 2011 Stock Incentive Plan]